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PROSPECTUS SUPPLEMENT - January 31, 1996

AEL Personal PortfolioSM Variable Annuity Prospectus
(May 1, 1995) 37301 C (4/95)

The following information modifies the management fees and annualized operating expense cap for the Quest for Value Portfolios described on page 7 of this prospectus:

On January 30, 1996, the Board of Trustees of Quest for Value Accumulation Trust (the "Trust") approved an amendment to the Investment Advisory Agreement ("Amended Advisory Agreement"), to be effective May 1, 1996, between OpCap Advisors, formerly called Quest for Value Advisors and the Trust for the Managed Portfolio (the "Portfolio"), resulting in an increase in the management fees for this Portfolio, as noted below, The Amended Advisory Agreement is subject to approval by the shareholders of the Managed Portfolio of the Trust at a special meeting (the "Special Meeting") scheduled to be called for such purpose to be held on April 15, 1996.

Under the Amended Advisory Agreement, the Trust would pay OpCap Advisors a monthly fee that is equal on an annual basis to 0.80% of the average daily net assets of the Portfolio, of the first $400 million of assets accumulated in the Portfolio, 0.75% of the next $400 million and 0.70% for any amounts thereafter. Currently the Trust pays OpCap Advisors at the annual rate of 0.60% of the average daily net assets of the Managed Portfolio. Also, under the Amended Advisory Agreement, OpCap Advisors will limit total operating expenses of the Portfolio to 1.25% of its average daily net assets. OpCap will also limit total operating expenses of the U.S. Government Income Portfolio to 1.25% of its average daily net assets should the Managed Portfolio (or any one of three other Portfolios of the Trust) approve the proposal to increase their management fees. This contractual expense reimbursement agreement will replace OpCap Advisors' current voluntary agreement to limit total operating expenses of all the Portfolios of the Trust as described in the Trust's prospectus, which voluntary agreement will lapse effective May 1, 1996.

Unrelated to the Special Meeting and to the proposal which the shareholders of the Portfolio will be asked to vote on, effective
May 1, 1996, the Trust's name will change to OCC Accumulation
Trust.

The Trust anticipates mailing proxy materials relating to the Special Meeting on or about February 26, 1996 to all shareholders of record as of February 16, 1996.

37301-23A (1/96)